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                                                                    EXHIBIT 10.9

                       TERMINATION OF INVESTORS AGREEMENT

        This TERMINATION OF INVESTORS AGREEMENT (this "Agreement"), is entered into as of May 15, 2003, by and among CASTLE DENTAL CENTERS, INC., a Delaware corporation (the "Corporation"), HELLER FINANCIAL, INC., a Delaware corporation ("Heller"), MIDWEST MEZZANINE FUND II, L.P., a Delaware limited partnership ("Midwest") and, James M. Usdan ("Usdan"). Capitalized terms used and not otherwise defined in this Agreement have the respective meanings ascribed thereto in the Investors Agreement dated July 19, 2002 (the "Investors Agreement") between the parties to this Agreement.

                                    RECITALS

        WHEREAS, the parties to this Agreement have previously entered into the Investors Agreement, the parties to this Agreement constitute all of the Holders, and none of the parties to this Agreement have transferred any of the Securities; and

        WHEREAS, contemporaneously with the execution and delivery of this Agreement, the Company has entered into a Preferred Stock and Subordinated Note Purchase Agreement with Sentinel Capital Partners II, L.P., General Electric Capital Corporation, the successor to Heller, Midwest, Thomas Fitzpatrick, John
M. Slack, and Usdan (the "Preferred Stock Purchase Agreement"), and, pursuant to
Section 6.1(t) of the Preferred Stock Purchase Agreement, the termination of the Investors Agreement is a condition to closing of the Preferred Stock Purchase Agreement.

                                    AGREEMENT

        NOW, THEREFORE, in consideration of the recitals and the mutual agreements herein set forth, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

        Section 1. Termination. Pursuant to Section 12 of the Investors Agreement, the parties to this Agreement, hereby terminate the Investors Agreement.

        Section 2. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Corporation shall bind and inure to the benefit of its respective successors and permitted assigns hereunder.

        Section 3. Governing Law. This Agreement shall be deemed to be a contract made under the laws of the State of Illinois and for all purposes shall be construed in accordance with the internal laws of said State.

        Section 4. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

        [REMAINDER OF PAGE INTENTIONALLY BLANK. SIGNATURE PAGE FOLLOWS.]

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        IN WITNESS WHEREOF, the parties hereto have caused this Termination of
Investors Agreement to be duly executed as of the day and year first above written.

                                 CASTLE DENTAL CENTERS, INC.

                                 By:
                                    --------------------------------------------
                                 Its:
                                     -------------------------------------------

                                 HELLER FINANCIAL, INC.

                                 By:
                                    --------------------------------------------
                                 Its:
                                     -------------------------------------------

                                 MIDWEST MEZZANINE FUND II, L.P.

                                 By: ABN AMRO Mezzanine Management II, L.P., its
                                     General Partner

                                 By: ABN AMRO Mezzanine Management II, Inc., its
                                     General Partner

                                 By:
                                    --------------------------------------------
                                 Its:
                                     -------------------------------------------


                                 -----------------------------------------------
                                 James M. Usdan